                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12


                            A.G. Edwards, Inc.
------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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


                               A.G. EDWARDS, INC.


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 18, 1998


      The Annual Meeting of the Stockholders of A.G. Edwards, Inc. (the "Company") will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, on Thursday, June 18, 1998, at 10:00 a.m., local time, for the following purposes:

      1.    To elect 3 directors;

      2. To consider and act on a proposal to approve an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock, $1.00 par value, from 250,000,000 to 550,000,000 shares;

      3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending February 28, 1999; and

      4. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

      Only stockholders of the Company of record as of the close of business on May 1, 1998 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

      If you do not expect to attend the meeting in person, please sign, date and return the accompanying proxy in the enclosed business reply envelope.
If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                                          DOUGLAS L. KELLY
                                              Secretary


May 11, 1998

                              A.G. EDWARDS, INC.


                                PROXY STATEMENT

                              GENERAL INFORMATION


      The enclosed form of proxy is solicited by and on behalf of the Board of Directors of A.G. Edwards, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 18, 1998 (the "1998 Annual Meeting") and at any adjournments thereof. The stockholder giving the proxy has the power to revoke it any time before it is exercised by notice in writing to the Secretary of the Company at the Company's principal executive offices at One North Jefferson Avenue, St. Louis, Missouri 63103, by properly submitting to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The proxy will be voted as specified by the stockholder in the spaces provided or, if no specification is made, it will be voted for Proposals 1, 2 and 3.


      This Proxy Statement and form of proxy are first being mailed to the stockholders of the Company on or about May 11, 1998. The solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and accompanying materials, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph or personally by officers and employees of the Company and its subsidiaries, will be borne by the Company.


      Only stockholders of record at the close of business on May 1, 1998 are entitled to notice of, and to vote at, the 1998 Annual Meeting and any adjournments thereof. On May 1, 1998 the Company had outstanding 95,621,565 shares of Common Stock. Each outstanding share is entitled to one vote on each director position, and each other matter, to be voted on at the 1998 Annual Meeting. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the 1998 Annual Meeting. Votes cast by proxy or in person at the 1998 Annual Meeting will be tabulated by the inspectors of election appointed by the Board for the meeting.


      Shares which are entitled to vote but which are not voted at the direction of the beneficial owner ("abstentions") and shares represented by proxies or ballots which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining whether there is a quorum for the transaction of business at the 1998 Annual Meeting.

      Abstentions may be specified on Proposal 2 to approve the amendment to the Certificate of Incorporation and Proposal 3 to ratify the appointment of independent auditors, but not on Proposal 1 to elect directors.

      The affirmative vote of a plurality of the shares represented at the meeting is required to elect directors. "Plurality" means that the nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the 1998 Annual Meeting. Consequently, any shares represented at the 1998 Annual Meeting, but not voted for any reason, have no impact on the election of directors.

      The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal 2 for the adoption of the amendment to the Certificate of Incorporation. Votes withheld by brokers in the absence of instructions ("broker non-votes") and abstentions thus have the effect of a vote against the proposal.

      The affirmative vote of a majority of the shares represented at the meeting is required to approve Proposal 3 to ratify the appointment of the independent auditors. Broker non-votes will not be counted with respect to, and will have no effect on, whether the stockholders approve this proposal. Abstentions, however, are counted in determining whether the stockholders have approved this proposal and, thus, have the effect of a vote against the proposal.


                      PROPOSAL 1:  ELECTION OF DIRECTORS

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      The business of the Company is under the general management of the Board of Directors as provided by the laws of Delaware, the state of incorporation. The Board of Directors generally meets at least quarterly and held six meetings during the 1998 fiscal year. Between Board meetings, Board responsibilities are delegated to the Executive Committee, comprised of five Board members. The Executive Committee held three meetings during the 1998 fiscal year.

      The entire Board of Directors serves in the capacity of a Nominating Committee. The Board of Directors will accept recommendations for nominations as directors from stockholders. Stockholders wishing to propose nominees for consideration at the 1999 Annual Meeting must comply with a Bylaw provision dealing with nominations. For a discussion of the nominating procedures, see "Stockholder Proposals."


      The Company has a Compensation Committee comprised of four outside directors. The Compensation Committee held two meetings during the 1998 fiscal year. The Compensation Committee was responsible for establishing the compensation of Benjamin F. Edwards III and the amount of awards to certain executives under the Performance Plan for Executives for the 1998 fiscal year. The Compensation Committee of A.G. Edwards & Sons, Inc., a wholly-owned subsidiary of the Company (the "Brokerage Company"), determined the compensation of all employees for the 1998 fiscal year, including officers of the Company, with the exception of Benjamin F. Edwards III and the award under the Performance Plan for Executives for four other executive officers. (See "Joint Report of the Compensation Committees of the Brokerage Company and the Company.")


      The Audit Committee of the Board of Directors held three meetings during the 1998 fiscal year. The Audit Committee performed the following principal functions: (i) reviewed quarterly and year-end financial statements with the outside auditors, internal auditors and management; (ii) reviewed the scope of the external and internal audits and reports with the outside and internal auditors and management; (iii) reviewed the outside auditor's management letter and management's response thereto; (iv) recommended the selection of outside auditors; (v) reviewed the quality and depth of the Company's internal audit, accounting and financial staffs; and
(vi) reviewed and approved the rendering of audit and nonaudit services by the outside auditors.

      During the 1998 fiscal year, all directors attended 88% or more of the aggregate meetings of the Board of Directors and the committees of the Board on which each served.

NOMINEES FOR DIRECTORS

      The Company's Certificate of Incorporation and Bylaws provide for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. The Company presently has nine directors. Three members are to be elected to the Board of Directors at the 1998 Annual Meeting, each to serve for a term of three years. Each of the nominees is now a director of the Company. The persons named in the enclosed form of proxy intend to vote the proxies in favor of the election of the nominees listed below to serve as directors of the Company for terms expiring in 2001 or until the election and qualification of their successors, unless the stockholder indicates on the form of proxy that the vote should be withheld or contrary directions are indicated. If one or more nominees shall become unavailable for any reason, the Board of Directors, in its discretion, may, unless the Board of Directors provides by resolution for a lesser number of directors, designate one or more substitute nominees, in which case such proxies will be voted for such substituted nominees. The Board of Directors has no reason to doubt the availability of any of the nominees, and each has indicated a willingness to serve if elected. All of the current directors were elected by the stockholders except for Robert L. Proost who was elected by the Board of Directors to fill a vacancy created by the death of a director.


                                                                      Year First Elected
                                                                        Director of the
                             Principal Occupation for the Past        Company/Current Board
  Name and Age              Five Years and Other Directorships        Committee Membership
  ------------              ----------------------------------        ---------------------

                        NOMINEES FOR DIRECTORS TO BE ELECTED IN 1998
                                  FOR TERMS EXPIRING IN 2001
Robert G. Avis,            Vice Chairman of the Board                       1984
66<F1>                     of the Company and Vice                       Member of the
                           Chairman of the Board,                     Executive Committee
                           Executive Vice President and
                           Director of the Investment
                           Banking Division of the Brokerage
                           Company since 1989; Director of
                           the Sales and Marketing
                           Division of the Brokerage
                           Company from 1984 to 1997.
                           Chairman of A.G. Edwards
                           Trust Company since 1987.
                           Employee of the Brokerage
                           Company for 32 years.
                           Director of the Brokerage
                           Company since 1970.
                           Director of American Stock
                           Exchange, Inc. and
                           Director or Trustee of 15
                           funds of the Oppenheimer
                           Funds Group and 6 funds of
                           the Centennial Funds
                           Group.

                                     4

                                                                      Year First Elected
                                                                        Director of the
                             Principal Occupation for the Past        Company/Current Board
  Name and Age              Five Years and Other Directorships        Committee Membership
  ------------              ----------------------------------        ---------------------
Robert L. Bagby, 54        Vice Chairman of the Board                       1995
                           of the Company and Vice                      Member of the
                           Chairman of the Board of                   Executive Committee
                           the Brokerage Company
                           since 1996; Executive Vice
                           President and since 1995
                           Director of the Branch
                           Division of the Brokerage
                           Company.  Assistant
                           Director of the Branch
                           Division of the Brokerage
                           Company from 1980 to 1995.
                           Employee of the Brokerage
                           Company for 23 years.
                           Director of the Brokerage
                           Company since 1979.

Dr. E. Eugene              Trustee, Charlotte R.                            1983
Carter, 56                 Boschan Trust.  Research                    Member of the
                           Fellow, Lincoln Institute                Audit Committee and
                           of Land Policy.  Director               Compensation Committee
                           of the Brokerage Company
                           from 1976 to 1983.

                                DIRECTORS WITH TERMS EXPIRING IN 2000

Charmaine S.               President of the United                          1997
Chapman, 58                Way of Greater St. Louis                     Member of the
                           from 1994 to present.                     Audit Committee and
                           President of the United Way              Compensation Committee
                           of St. Paul, Minnesota from
                           1989 until 1994.

Benjamin F.                Executive Vice President                         1997
Edwards IV, 42<F2>         and Director of the Sales                    Member of the
                           and Marketing Division of the             Executive Committee
                           Brokerage Company since
                           1997; Regional Manager of
                           the Brokerage Company from
                           1995 to 1997; Assistant
                           Branch Manager of the
                           Brokerage Company from
                           1991 to 1995; Investment
                           Broker of the Brokerage
                           Company from 1986 to 1995.
                           Employee of the Brokerage
                           Company for 20 years.
                           Director of the Brokerage
                           Company since 1994.

                                     5

                                                                      Year First Elected
                                                                        Director of the
                             Principal Occupation for the Past        Company/Current Board
  Name and Age              Five Years and Other Directorships        Committee Membership
  ------------              ----------------------------------        ---------------------

                                DIRECTORS WITH TERMS EXPIRING IN 1999
Dr. Louis                  Chairman of the Board of                         1989
Fernandez, 74              Boehringer Ingelheim                         Member of the
                           Corporation. Director of                  Audit Committee and
                           Petrolite Corporation                    Compensation Committee
                           until 1997.  Chairman
                           of the Board, Celgene
                           Corporation from 1990 to
                           1992.  President, Chief
                           Executive Officer and
                           Director, Celgene Corporation
                           from 1986 to 1990. Chairman
                           of the Board of Monsanto
                           Company until 1986.

Benjamin F.                Chairman of the Board,                           1983
Edwards III,               President and Chief                         Member of the
66<F1><F2>                 Executive Officer of the                  Executive Committee
                           Company; Chairman of the
                           Board, President and Chief
                           Executive Officer of the
                           Brokerage Company.
                           Employee of the Brokerage
                           Company for 41 years.
                           Director of the Brokerage
                           Company since 1967.
                           Director of Heilig-Meyers
                           Company and National Life
                           Insurance Company of
                           Vermont.

Samuel C.                  President, Interface                             1993
Hutchinson,                Construction Corp. since                     Member of the
Jr., 55                    1978.                                     Audit Committee and
                                                                    Compensation Committee

Robert L.                  Vice President and                               1998
Proost, 60                 Treasurer of the Company;                    Member of the
                           Corporate Vice President,                 Executive Committee
                           Treasurer and Director of the
                           Administration Division of
                           the Brokerage Company.
                           Employee of the Brokerage
                           Company for 10 years.
                           Director of the Brokerage
                           Company since 1989.
                           Director of Baldor
                           Electric Company and the
                           Securities Industry
                           Automation Corporation.

---------

<F1> Benjamin F. Edwards III and Robert G. Avis are stepbrothers.

<F2> Benjamin F. Edwards III and Benjamin F. Edwards IV are father and son.

                              DIRECTOR COMPENSATION

      Directors, except those who are officers or employees of the Company or its subsidiaries, receive an annual fee of $12,000, a fee of $800 for each Company Board of Directors' meeting attended and a fee of $600 for each committee meeting or Brokerage Company Board of Directors meeting attended. Non-employee directors do not participate in any of the Company's employee benefit plans.

                   OWNERSHIP OF THE COMPANY'S COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the beneficial ownership of the Company's Common Stock as of May 1, 1998 by (i) each director and nominee,
(ii) each currently serving executive officer named in the Summary Compensation Table, and (iii) all directors and executive officers as a group:


    Name                                                      Number                       Percentage
    ----                                                    of Shares                       of Class
                                                            ---------                       --------

Robert G. Avis                                            379,722<F1><F2>                    <F3>

Robert L. Bagby                                            80,572<F1><F4>                    <F3>

Dr. E. Eugene Carter                                      351,746                            <F3>

Charmaine S. Chapman                                          500                            <F3>

Benjamin F. Edwards III                                   866,155<F1><F5><F6>                <F3>

Benjamin F. Edwards IV                                     61,013<F1>                        <F3>

Dr. Louis Fernandez                                         1,932<F7>                        <F3>

Alfred E. Goldman                                          37,275<F1>                        <F3>

Samuel C. Hutchinson, Jr.                                   1,745                            <F3>

Robert L. Proost                                           31,928<F1><F8>                    <F3>

All Directors and Executive Officers as a Group
    (14 persons)                                        2,235,805<F1><F5><F9>               2.34%

-----------------
<F1>  Includes restricted stock issued pursuant to the Company's 1988
      Incentive Stock Plan (the "1988 Plan") as to which each recipient has sole voting power and no current investment power, as follows: Mr. Avis, 6,243 shares; Mr. Bagby, 13,064 shares;
      Mr. Edwards III, 6,243 shares; Mr. Edwards IV, 10,708 shares; Mr. Goldman, 6,243 shares; Mr. Proost, 10,742 shares; other executive officers, 41,163 shares.

<F2>  Mr. Avis has shared voting and investment power over 69,085 shares held by him as a co-trustee of a trust.

<F3>  Percentages of less than 1% have been omitted.

                                     7

<F4>  Mr. Bagby has shared voting and investment power over 50,131 shares, including 174 shares owned by his wife and 49,957 shares held jointly with his wife.

<F5>  Includes shares subject to exercisable stock options under the 1988
      Plan as follows: Mr. Edwards III, 6,627 shares; other executive officers, 6,033 shares.

<F6>  Mr. Edwards III has shared voting and investment power over 364,323 shares, including 303,849 shares held by him as co-trustee of a trust and 60,474 shares held by his wife.

<F7>  Mr. Fernandez has shared voting and investment power over 1,932 shares held by him as a co-trustee of a trust.

<F8>  Mr. Proost has shared voting and investment power over 18,367 shares held by him as a co-trustee of a trust.

<F9>  Includes 40,192 shares with shared voting and investment power in addition to those described for the named directors and executive officers.


OWNERSHIP BY CERTAIN OTHER PERSONS

    To the knowledge of the Company, no person is the beneficial owner of more than five percent of the Common Stock of the Company.


                               EXECUTIVE COMPENSATION

      The table on the next page sets forth for each of the Company's last three fiscal years the compensation of the Company's Chief Executive Officer, its other four most highly compensated executive officers serving at the end of the fiscal year (the "Named Executive Officers") and one executive officer who was one of the most highly compensated executive officers but who was not serving at the end of the most recent fiscal year.

                                                SUMMARY COMPENSATION TABLE
                                                                                         Long Term
                                                                                         ---------
                                                          Annual Compensation       Compensation Awards
                                                          -------------------       -------------------
                                                                                                  Number of
                                                                                  Restricted     Securities    All Other
                                                 Fiscal                          Stock Awards    Underlying    Compensa-
       Name and Principal Position                Year     Salary      Bonus   <F1><F2><F3><F4>  Options<F2>   tion<F5>
       ---------------------------                ----     ------      -----   ----------------  ----------    --------
Benjamin F. Edwards III,                          1998    $417,630   $1,352,421    $ 98,105          0         $100,000
Chairman of the Board, President and Chief        1997     401,630    1,190,021     111,577          0          100,000
Executive Officer of the Company; Chairman of     1996     386,787                   99,721          0          100,000
the Board, President and Chief Executive                                926,119
Officer of the Brokerage Company


Robert G. Avis,                                   1998    $271,420   $  961,956    $ 98,105          0         $100,000
Vice Chairman of the Board of the Company;        1997     268,630      920,107     111,577          0          100,000
Vice Chairman of the Board, Executive Vice        1996     258,787      715,526      99,721          0          100,000
President, Director of the Investment Banking
Division of the Brokerage Company


Robert L. Bagby,                                  1998    $228,630   $  944,935    $ 98,105          0         $100,000
Vice Chairman of the Board of the Company;        1997     216,630      824,351     111,577          0          100,000
Vice Chairman of the Board, Executive Vice        1996     206,787      640,129      99,721          0           83,945
President and Director of the Branch Division
of the Brokerage Company


Robert C. Dissett,                                1998    $156,420   $  850,000    $      0          0         $100,000
Executive Vice President and Director of the      1997     179,630      696,217     111,577          0           96,170
Operations Division of the Brokerage Company      1996     178,287      538,805      99,721          0           77,036
until his death on January 11,1998


Benjamin F. Edwards IV,                           1998    $196,840   $  799,158    $ 98,105          0         $100,000
Executive Vice President and Director of the      1997     126,840      568,895     111,577          0           69,783
Sales and Marketing Division of the Brokerage     1996     116,875      404,744      99,721          0           54,406
Company


Alfred E. Goldman,                                1998    $183,630   $  783,867    $ 98,105          0         $100,000
Corporate Vice President and Director of          1997     179,630      696,217     111,577          0           95,151
Technical Market Analysis of the Brokerage        1996     173,814      532,281      99,721          0           75,794
Company

-------------------
<F1>  Amounts shown include both Restricted Share and "Phantom Stock Credit"
      awards, which are valued based on the closing prices of Common Stock on the Consolidated Transaction Reporting System on the dates of grant of such awards. The awards are made as of the end of the fiscal year for which they are awarded for service during that fiscal year. Restricted Shares can be awarded to participants in the 1988 Plan who are under age 60. The restrictions on Restricted Shares lapse three years after their award date. Participants who are 60 years of age or older ("Over 60 Participants") do not receive Restricted Shares. Instead, they are awarded "Phantom Stock Credits" which serve as the basis for an award of Restricted Shares two years after their award date ("Deferred Award Date"), with each Phantom Stock Credit representing the right to receive one Restricted Share. The number of Phantom Stock Credits awarded to an Over 60 Participant is adjusted to reflect dividends on the Common Stock. Restricted Shares awarded as of any Deferred Award Date are subject to all of the terms and

                                     9

      restrictions applicable to other Restricted Shares, except the restrictions last for only nine months.

<F2>  The awards of Restricted Shares, Phantom Stock Credits and Options
      contain provisions for the accelerated lapsing of the restrictions for Restricted Shares (including those issued based on Phantom Stock Credits) and the accelerated exercisability of Options in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender, or exchange offer or other reorganization in which the Company does not survive as an independent, publicly-owned company.

<F3>  The aggregate number and value of Restricted Shares and Phantom Stock
      Credits held by the persons named in the table as of February 28, 1998, are as follows: Mr. Edwards III, 6,243 shares and 7,099 credits -- $564,233; Mr. Avis, 6,243 shares and 7,099 credits -- $564,233; Mr. Bagby, 13,064 shares and 0 credits -- $552,477;
      Mr. Edwards IV, 10,708 shares and 0 credits -- $452,841; and Mr. Goldman, 6,243 shares and 7,099 credits -- $564,233.

<F4>  Dividends are paid on unvested Restricted Shares and adjustments are made to Phantom Stock Credits for dividends as discussed in Note 1 to this table above; such dividends and adjustments are equal in amount to the dividends paid on shares of Common Stock.

<F5>  Amounts shown consist of the following: (i) amounts set aside under the
      Company's Retirement and Profit Sharing Plan for the 1996, 1997 and 1998 fiscal years, respectively -- Mr. Edwards III, $17,634, $17,552 and $18,803; Mr. Avis, $17,634, $17,552 and $18,803; Mr. Bagby,
      $17,634, $17,552 and $18,803; Mr. Dissett, $17,634, $17,552 and
      $18,803; Mr. Edwards IV, $17,634, $17,552 and $18,803; and Mr.
      Goldman, $17,634, $17,552 and $18,803; and (ii) amounts credited to accounts under the Company's Excess Profit Sharing Deferred Compensation Plan for the 1996, 1997 and 1998 fiscal years, respectively -- Mr. Edwards III, $82,366, $82,448 and $81,197; Mr. Avis, $82,366, $82,448 and $81,197; Mr. Bagby, $66,311, $82,448 and
      $81,197; Mr. Dissett, $59,402, $78,618 and $81,197; Mr. Edwards IV,
      $36,772, $52,231, and $71,852 and Mr. Goldman, $58,160, $77,599 and
      $81,197.

      The following table sets forth certain information regarding the exercise of options to purchase Company Common Stock during the Company's 1998 fiscal year by the Named Executive Officers and Mr. Disset and the unexercised options to purchase Company Common Stock held by such persons on February 28, 1998:

                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR-END OPTION VALUES

                                                                    Number of Securities           Value of Unexercised In-
                                                                   Underlying Unexercised            the-Money Options at
                                                                 Options at Fiscal Year-End           Fiscal Year-End<F1>
                                   Number of                     --------------------------           -------------------
                                    Shares
                                  Acquired on        Value       Exercisable   Unexercisable
      Name                          Exercise        Realized      (shares)       (shares)         Exercisable  Unexercisable
      ----                          --------        --------      --------       --------         -----------  -------------
Benjamin F. Edwards III                _             $0             6,627            _            $192,779           $0

Robert G. Avis                         _              0               _              _                   0            0

Robert L. Bagby                        _              0               _              _                   0            0

Robert C. Dissett                      _              0               _              _                   0            0

Benjamin F. Edwards IV                 _              0               _              _                   0            0

Alfred E. Goldman                      _              0               _              _                   0            0

-----------------
<F1>  Options become exercisable three years after they are awarded, and must be exercised no later than eight years after they are awarded.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      All of the members of the Compensation Committee of the Brokerage Company (as named on page 15) are or were officers of the Company or one of its subsidiaries. Messrs. Avis, Bagby, Edwards III, Edwards IV and Proost are all directors of the Company and are officers of the Company or one of its subsidiaries. Mr. Dissett was a director of the Company and an officer of certain subsidiaries until his death.

                 JOINT REPORT OF THE COMPENSATION COMMITTEES
                   OF THE BROKERAGE COMPANY AND THE COMPANY


      The Compensation Committee of the Brokerage Company (the "Brokerage Committee") determined the compensation for the fiscal year ended February
28, 1998 (the "1998 fiscal year") of all officers of the Company with the exception of Benjamin F. Edwards III and with the exception of certain performance-based compensation of the other Named Executive Officers. The Compensation Committee of the Company (the "Company Committee") determined the compensation of Benjamin F. Edwards III and certain performance-based compensation of the other Named Executive Officers.


      It is the policy of the Company to have a substantial portion of each officer's annual compensation directly related to the performance of the Company. The policy is applied consistently to all the Named Executive Officers, including Mr. Edwards III.

      For the 1998 fiscal year, the annual compensation of the Named Executive Officers had seven components. The Company seeks to structure compensation for its executive officers so that all of the compensation is deductible by the Company for federal income tax purposes, including meeting the requirements of Section 162(m) of the Internal Revenue Code for deductibility of compensation in excess of a certain amount. However, if the Company is not able to structure compensation for its executive officers so that all such compensation is deductible, the Board of Directors of the Company, the Company Committee or the Brokerage Committee, as appropriate, will make a determination in its business judgment as to the appropriate compensation for such executives considering the benefits and the costs to the Company, including in its considerations the additional costs arising from the inability to deduct part or all of the compensation.


      Base Salary. A base salary was set prior to the beginning of the 1998 fiscal year by the Brokerage Committee for each Named Executive Officer other than Mr. Edwards III and by the Company Committee for Mr. Edwards III. Base salaries are intended to be relatively moderate, but competitive, for the Company's industry. The increase in the Base Salary for Mr. Edwards III of 4.1% for the 1998 fiscal year was established consistent with the guidelines used for increases for other officers of the Brokerage Company and after consideration by the Company Committee of a recommendation by the Brokerage Committee (determined without Mr. Edwards III).


      Executive Bonus Plan. The Executive Bonus Plan is designed to provide certain officers and key employees of the Company and its subsidiaries with direct participation in the profitability of the Company. Unless the Company has a specified minimum of pre-tax earnings ($2,500,000 in the 1998 fiscal year), no payment is made under the Plan. Awards under the Plan are based on prescribed formulae that take into account the employee's position with the Company, individual performance, and the Company's earnings. The formula for bonus accrual (the "bonus pool") is determined prior to the beginning of each fiscal year by the Board of Directors based on (i) the Company's consolidated earnings before provision for income taxes, certain employee bonuses, and discretionary Profit Sharing Plan contributions, (ii) certain branch office profits, and (iii) the net revenues of certain departments. The formula for accrual for the 1998 fiscal year was the same as for the prior fiscal year.

      Eligible officers are assigned "shares" in the bonus pool prior to the beginning of the fiscal year. Such shares are assigned based on the officer's position and responsibility with the Company and individual performance. Eligible officers, other than Mr. Edwards III, were assigned shares for the 1998 fiscal year by the Brokerage Committee. The Company Committee assigned 100 shares to Mr. Edwards III for the 1998 fiscal year, the same number of shares he had for the prior fiscal year. No officer has ever received more than 100 shares. During the 1998 fiscal year, 12 officers, including three of the Named Executive Officers and Mr. Edwards III, had 100 shares. Since the Executive Bonus Plan was adopted in 1979, Mr. Edwards III has received the maximum number of shares assigned to any individual under the plan each year. At the beginning of the 1998 fiscal year, a total of 11,720 shares were assigned to 402 eligible officers.

      Under the Executive Bonus Plan, after the end of the fiscal year, the accrued bonus pool is mathematically divided into two separate portions, consisting of two-thirds and one-third, respectively. The two-thirds portion is distributed in accordance with the number of shares previously assigned to each participant. The one-third portion is distributed based on a formula which weights each participant's shares by the participant's base salary.
The sum of the two portions is each participant's total Executive Bonus for the fiscal year, and is paid after the end of the fiscal year.

      The Executive Bonus Plan limits the amount that can be paid to individual participants so that all compensation paid under the Executive Bonus Plan is tax deductible by the Company. To the extent amounts may not be paid under the Executive Bonus Plan to individual participants because of the tax limitation, the amounts may be paid under the Performance Plan for Executives (the "Performance Plan") if the conditions of the Performance Plan are met.

      Performance Plan for Executives. The Performance Plan was adopted solely in response to the enactment of the Section 162(m) of the Internal Revenue Code in 1993. Section 162(m) requires conditions to be met for certain compensation of specified executive officers to be deductible. In order to meet the conditions of Section 162(m) with no significant change in the compensation structure of the Company, the Executive Bonus Plan was amended to limit compensation which would otherwise be payable under the Executive Bonus Plan and the Performance Plan for Executives was adopted in order to pay the compensation which, but for the limitation, would have been payable under the Executive Bonus Plan. The Company's intent and the provisions of the Plans are drafted to provide that the combined plans will operate in the same manner as the Executive Bonus Plan operated prior to the enactment of Section 162(m), subject only to certain limitations on payments.

      The participants in the Performance Plan are those employees of the Company who are: (i) "covered employees" under Section 162(m) of the Internal Revenue Code, (ii) designated individually or by class description to be "Covered Employees" under the Performance Plan by the Company Committee, and (iii) participants under the Executive Bonus Plan. The Company Committee has designated all executive officers of the Company to be Covered Employees, and all of the executive officers of the Company are participants in the Executive Bonus Plan. Section 162(m), however, limits "covered employees" to only the Chief Executive Officer of the Company and the four highest compensated officers of the Company (other than the Chief Executive Officer), so, in any fiscal year, there can be no more than five participants.


      The performance goals for the Performance Plan were approved by the stockholders in 1994 and are the same as for the Executive Bonus Plan. The actual amount payable to a Covered Employee in a fiscal year under the Performance Plan is the lesser of: (i) the amount of reduction in payments to the Covered Employee as a participant under the Executive Bonus Plan for that fiscal year as a result of Section 162(m), (ii) the Covered Employee's Initial Bonus Amount for that fiscal year, and (iii) the Maximum Bonus Amount for that fiscal year. A Covered Employee's Initial Bonus Amount each fiscal year is equal to the amount that the Covered Employee would be prohibited from receiving under the Executive Bonus Plan as a result of Section 162(m) as determined solely from fixed assumptions contained in the Performance Plan and information known as of the beginning of the fiscal year. The Maximum Bonus Amount for each Covered Employee was $2,662,000 for fiscal year 1998. The Maximum Bonus Amount increases each fiscal year by 10% over the prior fiscal year. Before any amount can be paid under the Performance Plan, the Company Committee must certify in writing that the performance goals and the material terms of the Performance Plan were satisfied. The Company Committee certified that the performance goals and material terms were satisfied for the 1998 fiscal year and the amounts paid to Mr. Edwards III and each of the other Named Executive Officers are included in the Summary Compensation Table.

      Discretionary Bonus. Mr. Edwards III may award a discretionary bonus to any officer other than himself and the Company Committee may award a discretionary bonus to Mr. Edwards III. The discretionary bonus is intended to reward efforts or results by an individual which are not recognized or compensated by other compensation. No objective standards, criteria or established targets are used to determine the amount of the discretionary bonuses. For the 1998 fiscal year, the Company Committee determined at the end of the year to make an award of $95,000 to Mr. Edwards III in recognition of the results for the year by the Company under his leadership, in recognition of the extra efforts made by him in the Company and in the community which benefit the Company, and in recognition that his compensation is moderate for the industry. Two other Named Executive Officers received discretionary bonuses totaling $140,000 for the 1998 fiscal year.


      1988 Incentive Stock Plan. The 1988 Plan is designed to motivate employees of the Company and its subsidiaries through the incentives inherent in stock ownership by providing the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis. The 1988 Plan provides for the granting of Options or Restricted Shares, or both. If
Options are granted, the
participant receives an option to purchase 2.5 times the number of shares that would have been granted as Restricted Shares. The Named Executive Officers, including Mr. Edwards III, are awarded an amount equal to 25% of each such officer's Executive Bonus and Performance Plan Bonus (as described above); provided, in no event can the award amount for any participant exceed an amount set by the 1988 Plan, $100,000 in the 1998 fiscal year. Accordingly, the awards of Options and Restricted Shares are related to the profitability of the Company in substantially the same manner as the awards under the Executive Bonus Plan and the Performance Plan.

      The Options provide for the purchase of shares of Common Stock at market value on the determination date and do not become exercisable until three years after the date of award. Because the value of the Options is dependent on the increase of the market value of the Common Stock over at least a three year period, the Options provide a long-term incentive for the executives to stay with the Company and to increase the market value of the Common Stock.

      Restricted Shares are also awarded based on the market value of the Common Stock on the determination date (participants 60 years of age and over on the date Restricted Shares are awarded receive Phantom Stock Credits, in lieu of Restricted Shares, which serve as the basis for an award of Restricted Shares two years after the award date). The Restricted Shares are subject to restrictions for three years after their award except those shares converted from Phantom Stock Credits are subject to a nine month restricted period after conversion. Again, by an award of Restricted Shares, the executives are encouraged to remain with the Company and to increase the market value of the Common Stock.

      The 1988 Plan also has an Employee Stock Purchase Plan portion to authorize the award of options qualified under Section 423 of the Internal Revenue Code to qualified employees. The qualified employees include most of the full-time and part-time employees of the Company and its subsidiaries. Participation in the Employee Stock Purchase Plan is not based upon the performance of the Company; employees elect to use a portion of their compensation to buy Common Stock under the plan. The Employee Stock Purchase Plan is intended to encourage the employees of the Company to obtain or increase a proprietary interest in the Company on a favorable basis by offering Common Stock at below market value. Shares under the Employee Stock Purchase Plan are issued at a price based upon a formula which is at least 15% below market at the sale date.

      Retirement and Profit Sharing Plan. The Company maintains a Retirement and Profit Sharing Plan (the "Profit Sharing Plan"), which is qualified under
Section 401 of the Internal Revenue Code of 1986 (the "Code"). In addition to certain required matching and non-matching contributions, the Company may make a discretionary contribution as determined each year by the Board of Directors of the Company. On February 21, 1997, the Board of Directors of the Company approved an accrual formula for the discretionary contribution to the Profit Sharing Plan for the 1998 fiscal year in an amount not less than 8% and not more than 10% of the Company's earnings on a consolidated basis and before certain bonuses, Company discretionary Profit Sharing Plan contributions and taxes on income. The maximum total Company and employee contribution allowable with respect to any employee under the Profit Sharing Plan in the last fiscal year was

$30,000; however, because of the contribution rate and other limitations on recognized compensation in the Profit Sharing Plan, the actual maximum Company contribution with respect to any employee was less than that amount.

      Excess Profit Sharing Deferred Compensation Plan. The Company has established the Excess Profit Sharing Deferred Compensation Plan (the "Excess Benefit Plan") to provide deferred compensation to certain participants in the Profit Sharing Plan whose benefit in the Profit Sharing Plan is subject to limitations imposed by the Code. Contributions to the Excess Benefit Plan are based on the same basic formula as the Profit Sharing Plan, but without regard to certain limitations imposed by the Code on the benefits of highly compensated employees. The maximum aggregate contribution by the employer under both the Profit Sharing Plan and the Excess Benefit Plan in the last fiscal year was $100,000; accordingly, the maximum benefit with respect to any employee under the Excess Benefit Plan was the difference between $100,000 and the Profit Sharing Plan Company contribution with respect to such employee.

      Procedures for Compensation of Mr. Edwards III. Prior to the beginning of the 1998 fiscal year, the Company Committee considered the compensation of Mr. Edwards III. The Company Committee reviewed the seven components of the compensation structure of the Company, the historical performance of the structure, the consistency of the compensation components for Mr. Edwards III with the components for other officers, the guidelines used for determining the base salaries of other officers, the recommendation of the Brokerage Committee (determined without Mr. Edwards III) that the increase for Mr. Edwards III should be consistent with the guidelines for other officers and the compensation of officers in other companies in the industry. Based on the review, the Company Committee determined the increase in the base salary for Mr. Edwards III should be 4.1% and that the other components of his compensation should not be changed from the prior year.

      At the end of the 1998 fiscal year, the Company Committee reviewed the components of the compensation of Mr. Edwards III, the performance of the Company for the 1998 fiscal year, the compensation of other officers of the Company and its subsidiaries, and information concerning compensation at other companies in the industry. Based on the review discussed above under "Discretionary Bonus," the Company Committee determined that a discretionary bonus should be paid to Mr. Edwards III for the 1998 fiscal year in the amount of $95,000.


                                                 Members of the Compensation
Members of the Compensation Committee             Committee of the Brokerage
of the Company ("Company Committee")            Company ("Brokerage Committee")
------------------------------------            -------------------------------
Dr. E. Eugene Carter                         Robert G. Avis

Charmaine S. Chapman                         Robert L. Bagby

Dr. Louis Fernandez, Chairman                Donnis L. Casey

Samuel C. Hutchinson, Jr.                    Benjamin F. Edwards III, Chairman

                                             Benjamin F. Edwards IV

                                             Douglas L. Kelly

                                             Ronald J. Kessler<F*>

                                             Robert L. Proost

<F*> Mr. Kessler was elected a member on January 14, 1998 following the death of Mr. Dissett who served as a member of the Brokerage Committee until his death.

                                  PERFORMANCE GRAPH


      The following graph compares the Company's cumulative total stockholder return on its Common Stock for a five year period (February 28, 1993 to February 28, 1998) with the cumulative total return of the Standard & Poor's 500 Stock Index, and a peer group index consisting of seven companies: The Bear Stearns Companies, Inc., The Charles Schwab Corporation, J.P. Morgan & Co. Incorporated, Lehman Brothers Holdings Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co., and PaineWebber Group Inc. The peer group index varies from that used in the Company's proxy for 1997 because of the merger of Morgan Stanley Group, Inc. with Dean Witter, Discover & Co. and the acquisition of Salomon Inc., each of which was in peer group used in the Company's 1997 proxy. The graph assumes that the value of the investment in Common Stock and each index was $100 at February 28, 1993, and that all dividends were reinvested. Stock price performances shown on the graph are not necessarily indicative of future price performances.


COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                      [GRAPH]

---------------------------------------------------------------------------------------------
     A.G. Edwards, Inc.            100        113        118        130        194        353
     Peer Group                    100        116        121        174        263        407
     S&P 500 Index                 100        108        116        157        198        267
---------------------------------------------------------------------------------------------

                             CERTAIN TRANSACTIONS


      Directors and executive officers of the Company have been clients of and have had brokerage transactions with the Company in the ordinary course of business. Included in such transactions are the maintenance of margin accounts and the extension of credit under Federal Reserve Regulation T.
Such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other clients and did not and do not involve more than normal risk of collectibility or present other unfavorable features.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Securities Exchange Act of 1934 requires all executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock to report any changes in the ownership of Common Stock of the Company to the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely upon a review of these reports and written representations regarding the filing of the reports, the Company believes that all reports were filed on a timely basis except that Benjamin F. Edwards III did not timely file four reports required under Section 16(a) of the Securities Act of 1934 to disclose four gifts he made of Company Common Stock and Benjamin F. Edwards IV failed to timely file one such report reflecting the reinvestment of dividends into Company Common Stock.



          PROPOSAL 2:  AMENDMENT TO CERTIFICATE OF INCORPORATION TO
                  INCREASE AUTHORIZED SHARES OF COMMON STOCK

      The Board of Directors recommends the adoption of an amendment to the Certificate of Incorporation to increase the authorized Common Stock of the Company from 250,000,000 shares with a par value of $1.00 per share to 550,000,000 shares with a par value of $1.00 per share. The proposed amendment would change only the number of authorized shares of Common Stock and will not change the number of authorized shares of Preferred Stock (no shares of which are outstanding) or otherwise effect any other changes in the Certificate of Incorporation. If approved by the stockholders, the first paragraph of Article IV of the Company's Certificate of Incorporation would read in its entirety as follows:

                                  ARTICLE IV

      1. The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred fifty four million (554,000,000) shares, of which five hundred fifty million (550,000,000) shares with a par value of One Dollar ($1.00) each shall be of a class designated "Common Stock" and four million (4,000,000) shares with a par value of Twenty-Five Dollars ($25.00) each shall be of a class designated "Preferred Stock".

      As of May 1, 1998 the Company had outstanding 95,621,565 shares of Common Stock and had reserved for issuance 128,571,493 shares of Common Stock including 112,096,529 shares reserved under the Stockholders Rights Plan, as amended. Without an increase in the number of authorized shares, the Company will have only approximately 12,500,000 shares of the currently authorized Common Stock available for financing, acquisitions, stock splits, issuances under the Company's 1988 Plan described in the "Joint Report of the Compensation Committees of the Brokerage Company and the Company" above, and other corporate purposes. The Company has no present plans or commitments for issuing any of the additional shares of Common Stock except as may occur in connection with the employee benefit plan mentioned above. Nevertheless, the proposed increase in authorized shares would provide the necessary flexibility for other transactions the Company might take for proper corporate purposes, including those relating to stock splits, stock dividends, Common Stock rights or warrants, employee benefit plans, financing programs or acquisitions. No further action or authorization by the stockholders would be necessary prior to the issuance of the additional shares unless it is required for a particular transaction by applicable law, regulatory agency, or rules of any stock exchange on which the Company's Common Stock may then be listed.

      The issuance of additional shares under certain of the transactions mentioned above could possibly be used to make a change in control of the Company more difficult by diluting the interest of persons seeking to gain control or by issuance to a holder who favors current management and who would vote for the election of directors who oppose a transaction which would result in a change of control. The Board of Directors is not aware of any present effort to obtain control of the Company by the accumulation of Common Stock or otherwise.

      The additional shares for which authorization is sought would be identical with the shares of Common Stock now authorized and outstanding, and the amendment would not affect the terms or the rights of the holders of those shares. The Company's Common Stock has no conversion, preemptive or subscription rights and is not redeemable.

      The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for adoption of the proposed amendment. The effective date of the proposed amendment will be the date upon which the required filing is made in the Office of the Secretary of State of the State of Delaware. Assuming approval of the amendment by the stockholders, it is anticipated the filing will be made as soon thereafter as practicable.

      The Board of Directors recommends that the stockholders vote "FOR" the proposed amendment.

                PROPOSAL 3:  APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors, on recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending February 28, 1999.

      Deloitte & Touche LLP or its predecessor, Touche Ross & Co., has served as the independent auditors of the Company since its incorporation in 1983 and of the Brokerage Company for more than fifty years. Representatives of Deloitte & Touche LLP will be present at the annual meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

      Although this appointment is not required to be submitted to a vote of stockholders, the Board of Directors believes it is appropriate to request that the stockholders ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending February 28, 1999. If the stockholders do not ratify, the Audit Committee will investigate the reasons for stockholder rejection and the Board of Directors will reconsider the appointment.

      The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

                              STOCKHOLDER PROPOSALS

      Any stockholder proposals to be presented at the 1999 annual meeting of stockholders must be received by the Company no later than January 10, 1999 at its principal executive office at One North Jefferson Avenue, St. Louis, Missouri 63103 in order to be considered for inclusion in the Company's proxy statement and proxy relating to that meeting.

      Stockholders wishing to nominate one or more candidates for election to the Board of Directors, or propose any other business to be considered at any stockholder meeting, must comply with a Bylaw provision dealing with such matters. Pursuant to the Company's Bylaw provision, any stockholder of the Company eligible to vote in an election of directors may nominate one or more candidates for election to the Board of Directors, or propose business to be brought before a stockholder meeting, by giving written notice to the Company not less than 60 nor more than 90 days prior to the date of the meeting (if the Company gives less than 70 days notice or prior public disclosure of the date of the meeting, then the notice by the stockholder must be received by the Company not later than the close of business on the tenth day following the date on which the Company mailed the notice of the meeting or the date on which public disclosure was made). The notice by the stockholder should be sent to the Secretary of the Company at the address stated in the preceding paragraph.

      The notice by the stockholder to the Company must contain: (1) the name and address of the stockholder who intends to make the nomination(s) or propose the business, (2) the name and address of the candidate(s) to be nominated (if applicable), (3) a written statement from any proposed nominee that the nominee consents to be named as a nominee and to serve as a director of the Company if elected (if applicable), (4) a representation that the stockholder is a holder of record of Company stock entitled to vote at the meeting and whether the stockholder intends to appear in person or by proxy at the meeting, (5) a description of all arrangements or understandings, if any, between the stockholder and each nominee and any other person(s) pursuant to which any nomination(s) are to be made by the stockholder (if applicable), and (6) such other information regarding each nominee or each matter of business to be proposed as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or the matter been proposed, by the Board of Directors.

      At any stockholder meeting, the Chairman of the meeting may refuse to acknowledge the nomination of any person, or the proposal of any business, not made in compliance with the

Bylaws. The foregoing requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement for any meeting. Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request sent to the Secretary of the Company at the address stated above.

                                 OTHER MATTERS

      The Board of Directors knows of no other business to be brought before the meeting. If any other matters properly come before the meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

May 11, 1998

------------------------------------------------------

Proxy Statement
and
Notice of the
Annual Meeting
of Stockholders
to be held
June 18, 1998
















A.G. EDWARDS, INC.
One North Jefferson Avenue
St. Louis, Missouri  63103
------------------------------------------------------

                                A.G. EDWARDS, INC.

                                                                May 11, 1998

Dear Stockholder:

      The 1998 Annual Meeting of Stockholders of A.G. Edwards, Inc. will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, on Thursday, June 18, 1998, at 10:00 a.m. local time. At the meeting, stockholders will elect three directors, act on a proposal to amend the certificate of incorporation to authorize additional shares of common stock, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending February 28, 1999, and transact such other business as may properly come before the meeting.

      It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials, complete the proxy form attached below and promptly return the proxy form in the envelope provided.

         PLEASE DETACH AND MARK THE PROXY, SIGN IT BELOW, AND RETURN
          IT IN THE POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.



                                DETACH PROXY CARD HERE
------------------------------------------------------------------------------

          /  /

         PROXY SOLICITED BY THE BOARD OF DIRECTORS OF A.G. EDWARDS, INC.

1. ELECTION OF DIRECTORS     FOR all nominees   /X/     WITHHOLD AUTHORITY to vote      /X/     "EXCEPTIONS"  /X/
                             listed below               for all nominees listed below.

   Nominees: Robert G. Avis, Dr. E. Eugene Carter and Robert L. Bagby (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THE NOMINEE'S NAME IN THE
   SPACE PROVIDED BELOW).
   "Exceptions"------------------------------------------------------------

2. To approve an amendment to the certificate of incorporation to increase the authorized shares of common stock.

   FOR  /X/     AGAINST  /X/     ABSTAIN  /X/

3. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company.

   FOR  /X/     AGAINST  /X/     ABSTAIN  /X/

4. In their sole discretion on such other matters as may properly come before such meeting and any adjournment or adjournments thereof.

Change of Address and     /X/
or Comments Mark Here

The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint beneficiaries, co-executors or co-trustees, both should sign it. Persons signing as Attorney, Executor, Adminstrator, Trustee or Guardian should give their full title.


Dated:---------------------------------1998

-------------------------------------------
                  Signature

-------------------------------------------
                  Signature

Votes MUST be indicated
(x) in Black or Blue ink.  / X /

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED
POSTAGE PREPAID ENVELOPE)

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                               A.G. EDWARDS, INC.
                         PROXY/VOTING INSTRUCTION CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
           A.G. EDWARDS, INC. FOR THE ANNUAL MEETING ON JUNE 18, 1998

      The undersigned stockholder of A.G. Edwards, Inc., a Delaware corporation (the "Company"), hereby appoints Benjamin F. Edwards III and Douglas L. Kelly, or either of them, each with full power of substitution, proxies or proxy of the undersigned, to vote all the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the meeting of the stockholders of the Company, to be held on Thursday, June 18, 1998, at 10:00 a.m., local time, at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, and at any adjournments thereof, hereby revoking any proxy heretofore given.

      This proxy will be voted as specified in the spaces provided therefor or, if no such specification is made, it will be voted "FOR" proposals
1, 2 and 3.

(Continued, and to be signed and dated on reverse side.)

                                       A.G. EDWARDS, INC.
                                       P.O. BOX 11321
                                       NEW YORK, N.Y. 10203-0321

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                                   Appendix

      Page 16 of the printed Proxy Statement contains a Comparison of Five Year Cumulative Total Return Graph. The information contained in the graph has been presented in a format that may be processed by EDGAR.